General DataComm Industries, Inc.
                   Unaudited Consolidated Financial Statements
                                 August 31, 2003
                              CAUTIONARY STATEMENT



The accompanying balance sheet as of August 31, 2003 and the related statement of operations for the one month ended August 31, 2003 have not been reviewed by the Company's outside auditors, PricewaterhouseCoopers LLP. In addition, due to the Company's bankruptcy status, the audits for the fiscal years ended September 30, 2001 and 2002 have not been completed. Such audits and reviews are currently in process.

Although management is not aware of any material adjustments to the August 31, 2003 financial statements that may arise as a result of the audits and reviews by PricewaterhouseCoopers LLP, until such audits and reviews are complete, there can be no assurance that such adjustments will not be required, and therefore, such financial statements should be considered in that context.

The Company intends to file a Form 10-K for the fiscal year ended September 30, 2003 upon completion of the independent audit for that year.

                        General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                 August 31, 2003
                                   (Unaudited)


In thousands

                                                              August
                                                               2003
                                                            ----------
ASSETS:
Current Assets:
---------------
   Cash and cash equivalents                                $    1,701
   Accounts receivable                                           4,100
   Notes receivable                                                 95
   Inventories                                                   3,983
   Other current assets                                            827
                                                            ----------
                                                                10,706

Property, plant and equipment, net                                   2
Land and buildings                                               4,314
Other assets                                                         4
                                                            ----------

                                             Total Assets   $   15,026
                                                            ==========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
--------------------

Liabilities not subject to compromise
-------------------------------------
   Accounts payable, trade                                         498
   Accrued payroll and payroll-related costs                       941
   Net current liabilities of discontinued operations               31
   Accrued expenses and other current liab                       4,242
                                                            ----------
                                                                 5,712

Liabilities subject to compromise
---------------------------------
   Revolving credit loan                                    $       17
   Notes payable                                                20,611
   7 3/4% Convertible debentures                                 3,000
   Accounts payable, trade                                      19,944
   Accrued payroll and payroll-related costs                       706
   Accrued expenses and other current liab                      12,228
                                                            ----------
                                                                56,506

                                                            ----------
                                        Total Liabilities       62,218

Redeemable 5% Preferred Stock                                    3,043

Stockholders' equity:
---------------------
   Preferred stock                                                 788
   Common stock                                                  3,346
   Paid-in-capital                                             191,327
   Accumulated deficit                                        (244,257)
   Less: Treasury stock                                         (1,439)
                                                            ----------
                                                               (50,235)
                                                            ----------

               Total Liabilities and Stockholders' Equity   $   15,026
                                                            ==========


The preceding cautionary statement and accompanying note are an integral part of these financial statements.

                        General DataComm Industries, Inc.
                      Consolidated Statement of Operations
                     One Fiscal Month Ended August 31, 2003
                                   (Unaudited)
                                  ($$ in 000's)


Sales                                                        $ 1,888
Cost of Sales                                                    861
                                                             -------

Gross Margin                                                   1,027

Operating Expenses:
      Selling, general & administrative                          597
      Research & development                                     230
                                                             -------
                                                                 827

Operating income                                                 200

Interest expense(contractual interest/fees $322)                 341
Other, net                                                        --
                                                             -------
Earnings(loss) before reorganization items,
  income taxes and discontinued operations                      (141)

Reorganization items:
            Professional fees                                    389
                                                             -------
Gain(loss) before income taxes
  and discontinued operations                                   (530)

Income tax provision                                              13
                                                             -------
Income(loss) before discontinued operations                     (543)

Income(loss) from discontinued operations                         --

Gain on sale of discontinued operations                           --
                                                             -------
Net income(loss)                                             $  (543)
                                                             =======

The preceding cautionary statement and accompanying note are an integral part of these financial statements.

                        General DataComm Industries, Inc.
              Notes to Unaudited Consolidated Financial Statements
                                 August 31, 2003


Note 1:  Basis of Presentation
------------------------------

On August 5, 2003 the Bankruptcy Court for the District of Delaware approved the Company's Reorganization Plan and on September 15, 2003 the Company emerged from bankruptcy. Reference is made to the Forms 8-K previously filed on August 5 and September 17 and 18, 2003 for further information on these events. The Financial Statements for the one month ending August 31, 2003 are prepared on the basis that the Company was still in bankruptcy at that time. Furthermore, the following adjustments are anticipated to be recorded in month and quarter ended September 30, 2003.

(1) A gain of approximately $4.7 million to record the settlement of litigation with a supplier.

(2) A gain of up to approximately $3 million to adjust the outstanding loan balance to reflect the terms of the new loan agreement in the Reorganization Plan. Such gain may be reduced depending on the ultimate determination of the fair value of the new loan agreement.

(3) The conversion of 40,000 shares of 5% preferred stock with a potential redemption value of $1,000,000 into 14,847 post-split shares of common stock.